UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

PRIMUS GUARANTY, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32307	Not Required
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 441-296-0519

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into A Material Definitive Agreement

Primus Guaranty, Ltd. is filing this Form 8-K to describe ordinary course executive officer compensation actions taken by the Compensation Committee of the Board of Directors of the Company (the "Committee"). On February 3rd, the Committee authorized the following actions, which were implemented on February 15th, with respect to the compensation of the Company's named executive officers (which officers were identified in the Company's Registration Statement on Form S-1 dated September 29, 2004).

BASE SALARIES FOR 2005

The Committee approved base salaries for 2005 in the following amounts:

Name	2005 Salary
Thomas W. Jasper	$500,000
Richard Claiden	$300,000
Zachary Snow	$350,000

ANNUAL BONUSES FOR 2004

Pursuant to the Company's Annual Performance Bonus Plan (the "Bonus Plan") and 2004 Stock Incentive Plan (the "Incentive Plan"), the Committee approved cash bonuses and restricted share unit ("RSU") grants in the following amounts (each RSU award will vest in three equal annual installments beginning one year from the date of grant):

Name	Cash Bonus	RSUs
Thomas W. Jasper	$950,000	25,367
Richard Claiden	$385,000	10,280
Zachary Snow	$395,500	10,560

In calculating the size of the bonus pool, the Committee and the plan administrator, Thomas W. Jasper, consider several factors including the Company's earnings, return on equity and qualitative factors. The allocation of the bonus pool among eligible participants is then determined by the Committee with respect to the named executive officers, and by the plan administrator with respect to other employees.

PERFORMANCE SHARE AWARDS

Pursuant to the Company's Incentive Plan, the Committee approved performance common share grants in the following amounts:

Name	Performance Shares
Thomas W. Jasper	36,635
Richard Claiden	11,000
Zachary Snow	11,000

All of the performance common shares will be paid if a targeted level of performance is achieved for the period commencing January 1, 2005 and ending December 31, 2007, between 50% and 100% of the performance common shares will be paid if actual performance for that period is at least equal to a threshold level of performance but less than target, and up to 150% of the performance common shares will be paid if actual performance exceeds target. The targeted levels of performance are (1) an average return on equity of 17.5% and (2) a 63% average annual growth rate in economic results.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.
By: /s/ Richard Claiden
Richard Claiden Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Dated: February 22, 2005